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                                                                    EXHIBIT 10.5



                           INTERLEUKIN GENETICS, INC.
                      2000 EMPLOYEE STOCK COMPENSATION PLAN
                        INCENTIVE STOCK OPTION AGREEMENT

         This STOCK OPTION AGREEMENT (the "Agreement") is made between INTERLEUKIN GENETICS, INC., a Delaware corporation (the "Company"), and
(the "Employee"). The Board of Directors of the Company has adopted the Interleukin Genetics, Inc. 2000 Employee Stock Compensation Plan (the "Plan"), the terms of which are incorporated by reference herein. The Company considers that its interests will be served by granting the Employee an option to purchase shares of common stock of the Company as an inducement for his or her continued and effective performance of services for the Company. Any term used in this Agreement that is not specifically defined herein shall have the meaning specified in the Plan.

         IT IS AGREED:

         1. GRANT OF OPTION. Subject to the terms of the Plan and this Agreement, on , 2000 (the "Date of Grant"), the Company hereby grants to the Employee an incentive stock option (the "Option") to purchase ________________ shares of common stock of the Company, no par value per share (the "Stock"), at a price of $ ________________ per share, subject to adjustment as provided in the Plan.

         2. VESTING SCHEDULE. The Option is exercisable according to the following schedule:

                  (a) on the first anniversary of the Date of Grant, the Option may be exercised with respect to up to 1/4 of the shares subject to the Option;

                  (b) on each succeeding anniversary of the Date of Grant, the Option may be exercised with respect to up to an additional 1/4 of the shares subject to the Option, so that on the fourth anniversary of the Date of Grant the Option shall be exercisable in full; and

                  (c) to the extent not exercised, installments shall be cumulative and may be exercised in whole or in part.

         3. TERM OF OPTION. Subject to paragraphs 4, 5 and 6 hereof, the Option shall terminate and become null and void on the earlier of (a) one day less than three months after the severance


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of the employment relationship between the Employee and the Company and all
Affiliates for any reason other than Retirement, death or Disability or (b) the last day of the ten-year period commencing on the Date of Grant and the Option shall not continue to vest after such severance of employment.

         4. RETIREMENT OF EMPLOYEE. The Option shall terminate and become null and void on the earlier of (a) one day less than one year after the Retirement of the Employee after attaining the age of 65 or (b) the last day of the ten-year period commencing on the Date of Grant and the Option shall not continue to vest after such severance of employment.

         THE EMPLOYEE IS HEREBY NOTIFIED THAT THE OPTION MAY BE TAXED AS IF IT IS A NONQUALIFIED STOCK OPTION RATHER THAN AN INCENTIVE STOCK OPTION TO THE EXTENT THAT THE EMPLOYEE EXERCISES THE OPTION ON OR AFTER THREE MONTHS AFTER HIS OR HER TERMINATION OF EMPLOYMENT WITH THE COMPANY AND ALL AFFILIATES. THE EMPLOYEE IS ADVISED TO CONSULT WITH HIS OR HER TAX CONSULTANTS IF THE EMPLOYEE WISHES TO EXERCISE THE OPTION LATER THAN THIS DATE.

         5. DEATH OF EMPLOYEE DURING EMPLOYMENT. Upon the death of the Employee while in the employ of the Company or an Affiliate, the Employee's executors, administrators or any person or persons to whom the Option may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to the earlier of (a) the date that is one day less than one year following the date of the Employee's death or (b) the last day of the ten-year period commencing on the Date of Grant, to exercise the Option in whole.

         6. DISABILITY OF EMPLOYEE. If the Employee is severed from the employ of the Company and all Affiliates due to Disability, the Employee's Option shall terminate and become null and void on the earlier of (a) the date that is one day less than one year following the date of the Employee's severance of employment or (b) the last day of the ten-year period commencing on the Date of Grant. The Option shall not continue to vest after such severance of employment.

         7. EXERCISE OF OPTION. The Option may be exercised by the delivery of written notice to the Committee setting forth the number of shares of Stock with respect to which the Option is to be exercised, together with cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the exercise price under the Option.

         8. $100,000.00 LIMITATION. To the extent that the aggregate fair market value of shares of Stock with respect to which incentive stock options are exercisable for the first time by the Employee during any calendar year (under the Plan or any other plan of the Company or its Affiliates) exceeds $100,000.00, the options will be treated as nonqualified stock options. For purposes of this rule, the fair market value of the shares of Stock is determined at the time the option for the shares of Stock is granted.



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         9. ASSIGNMENT PROHIBITION. The Option granted to the Employee under this Agreement shall not be transferable or assignable by the Employee other than by will or the laws of descent and distribution, and shall be exercisable during the Employee's lifetime only by the Employee.

         10. AMENDMENTS. This Agreement may not be changed or terminated orally but only by an agreement in writing signed by the party against whom enforcement of any such change or termination is sought.

         11. NO REQUIREMENT OF CONTINUED EMPLOYMENT. The Company shall not be deemed by the grant of the Option (as distinguished from a separate employment agreement, if any) to be required to employ the Employee for any period.

         12. LEGEND. The Employee consents to the placing on the certificate for any shares covered by the Option of an appropriate legend restricting resale or other transfer of such shares except in accordance with the Securities Act of 1933 and all applicable rules thereunder.

         13. NO RIGHTS AS STOCKHOLDER. The Employee shall not have any rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of the stock certificate or certificates to the Employee for such shares following the Employee's exercise of the Option pursuant to its terms and conditions and payment for the shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such certificate or certificates are issued.

         14. RESOLUTION OF DISPUTES. In the event of any difference of opinion concerning the meaning or effect of the Plan or this Agreement, such difference shall be resolved by the Committee referred to in the Plan.

         15. NOTICES. All offers, notices, demands, requests, acceptances or other communications hereunder shall be in writing and shall be deemed to have been duly made or given if mailed by registered or certified mail, return receipt requested. Any such notice mailed to the Company shall be addressed to its principal office, and any notice mailed to the Employee shall be addressed to the Employee's residence address as it appears on the books and records of the Company or to such other address as either party may hereafter designate in writing to the other.

         16. INUREMENT. This Agreement shall, except as herein stated to the contrary, inure to the benefit of and bind the legal representatives, successors and assigns of the parties hereto.

         17. TYPE OF OPTION. To the maximum extent permitted by law, the Option is an incentive stock option which is intended to be governed by section 422 of the Internal Revenue Code of 1986, as amended.


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         18. AGREEMENT TO PLAN TERMS. In accepting the Option, the Employee accepts and agrees to be bound by all the terms and conditions of the Plan which pertain to incentive stock options granted under the Plan.

         19. NOTIFICATION OF SALES. If the Employee sells or otherwise disposes of Stock within twelve months of the transfer of the Stock to him or her pursuant to his or her exercise of the Option, the Employee will notify the Company of such disposition within 30 days of the disposition.

         THE EMPLOYEE IS HEREBY NOTIFIED THAT IF HE OR SHE DISPOSES OF STOCK TRANSFERRED TO THE EMPLOYEE UPON HIS OR HER EXERCISE OF THE OPTION WITHIN TWO YEARS AFTER THE DATE OF THE GRANTING OF THE OPTION OR WITHIN ONE YEAR AFTER THE TRANSFER OF THE STOCK TO HIM OR HER, ALL OR A PORTION OF THE OPTION WILL BE TAXED AS IF IT IS A NONQUALIFIED STOCK OPTION RATHER THAN AN INCENTIVE STOCK OPTION.

         20. GOVERNING LAW AND SEVERABILITY. The validity, construction and performance of this agreement shall be governed by the laws of the State of Texas. Any invalidity of any provision of this Agreement shall not affect the validity of any other provision.

         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered to be effective as of the day and year first above written.



                                          INTERLEUKIN GENETICS, INC.

                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          --------------------------------------
                                                       EMPLOYEE